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                                                                    Exhibit 10.2

                             ARCH CAPITAL GROUP LTD.

                                    AGREEMENT

           THIS AGREEMENT, dated November 12, 2002, between Arch Capital Group Ltd. (the "COMPANY"), a Bermuda company, and Robert Clements (the "EXECUTIVE");

           NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

         1. To the extent that (a) the Executive seeks capital gains treatment for U.S. federal income tax purposes (or any corresponding provisions of state or local tax law) on any gains on the sales (the "REPURCHASES") to the Company of common shares of the Company pursuant to the Share Repurchase Agreement, dated November 6, 2002, and (b) the proceeds of such Repurchases are characterized as ordinary dividend income for U.S. federal income tax purposes (or any corresponding provisions of state or local tax law), then the Company shall indemnify and hold the Executive harmless, on an after-tax basis, for any such ordinary income taxes payable in excess of the capital gains taxes (long- or short-term, depending on the applicable holding periods) relating to such Repurchases.

         2. The Executive agrees to (a) file on a timely basis the income tax returns relating to such Repurchases and (b) provide the Company with any information reasonably requested by the Company relating to the reporting position to be taken by the Executive for such Repurchases.

           3. This agreement shall be governed by and construed in accordance with the laws of Connecticut, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed this agreement on the date first above written.

                                      ARCH CAPITAL GROUP LTD.


                                      By: /s/ John D. Vollaro
                                          --------------------------------------
                                         Name: John D. Vollaro
                                         Title: Executive Vice President & Chief
                                               Financial Officer


                                      /s/ Robert Clements
                                      ------------------------------------------
                                      Robert Clements